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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 12, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


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North Carolina                               1-10646                   56-1688522
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(State of Incorporation)            (Commission File Number)  (IRS Employer Identification No.)
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134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                      (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.




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Item 5.  Other Events:
On July 12, 1996, Centura Banks, Inc. ("Centura") announced that it has temporarily suspended its purchases of Centura common stock in the open market under rules promulgated by the Securities and Exchange Commission, particularly because it has mailed the prospectus and proxy statement in connection with its proposed acquisition of First Community Bank of Gastonia. Centura's board of directors has authorized the repurchase of shares up to the total number of shares issued in connection with the First Community transaction, and to date, Centura has repurchased approximately 400,000 of the approximately 750,000 shares it anticipates repurchasing. Centura's board of directors also has authorized the repurchase in the open market of a number of shares of Centura common stock up to 9.9 percent (approximately 101,000 shares) of the shares anticipated to be issued in connection with its proposed acquisition of FirstSouth Bank, Burlington. Centura anticipates that it will resume its open market purchases in connection with the First Community transaction immediately following the meeting of shareholders of FirstSouth, expected to be held in mid-September, and to begin its repurchase activity in connection with the FirstSouth transaction immediately upon termination of purchases in connection with the First Community transaction. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             CENTURA BANKS, INC.
                                             Registrant


Date: July 12, 1996                 By:      /s/ Frank L. Pattillo
                                             Frank L. Pattillo
                                             Senior Executive Vice President
                                                and Chief Financial Officer



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                                  EXHIBIT INDEX

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                                                                                Sequential
                                                                                  Page
Exhibit                             Description of Exhibit                        Number
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
99                Press release dated July 12, 1996                             5
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